Morgan Stanley Insured California Municipal Securities
                     Item 77(o) 10f-3 Transactions
                    October 1, 2002- March 31, 2003


Security Date    Price  Shares   % of  Total       Purcha  Broker
         of      Of     Purcha   Asset Issued      sed
         Purcha  Shares sed      s                 By
         se                                        Fund


Californ 11/07/  Variou 1,400,   1.80% $6,313,500  0.02%   JPMorgan;
ia Dept  02      s      000            ,000                Lehman
of Wtr                                                     Brothers;
Res, CA,                                                   Bear,Stearns
Ser 2002                                                   & Co. Inc.;
A                                                          E.J. De La
(Aaa/AAA                                                   Rosa & Co.,
)                                                          Inc.;
                                                           Salomon
                                                           Smith
                                                           Barney; USB
                                                           PaineWebber
                                                           Inc.; Banc
                                                           of America
                                                           Securities
                                                           LLC; BNY
                                                           Capital
                                                           Markets,
                                                           Inc.; CIBC
                                                           World
                                                           Markets;
                                                           E*BondTrade,
                                                           LLC;
                                                           Fidelity
                                                           Capital
                                                           Markets;
                                                           First Albany
                                                           Corporation;
                                                           Goldman,
                                                           Sachs & Co.;
                                                           Jackson
                                                           Securities;
                                                           Loop Capital
                                                           Markets,
                                                           LLC; M.R.
                                                           Beal &
                                                           Company;
                                                           Merrill
                                                           Lynch & Co.,
                                                           Inc.;
                                                           Pacific
                                                           American
                                                           Securities,
                                                           LLC; Prager,
                                                           McCarthy &
                                                           Sealy, LLC;
                                                           Prudential
                                                           Securities
                                                           Incorporated
                                                           ; Quick &
                                                           Reilly,
                                                           Inc.;
                                                           Ramirez &
                                                           Co., Inc.;
                                                           RBC Dain
                                                           Rauscher;
                                                           Redwood
                                                           Securities
                                                           Group, Inc.;
                                                           Siebert
                                                           Brandford
                                                           Shank & Co.
                                                           LLC; Stone &
                                                           Youngberg
                                                           LLC; Sutter
                                                           Securities
                                                           Inc.; The
                                                           Chapman
                                                           Company;
                                                           U.S. Bancorp
                                                           Piper
                                                           Jaffray;
                                                           Wells Fargo
                                                           Institutiona
                                                           l
                                                           Securities,
                                                           LLC

Los      02/20/  Variou 1,000,   1.86% $2,100,000  0.07%   Merrill
Angeles  03      s      000            ,000                Lynch & Co.;
Unified                                                    Banc of
School                                                     America
District                                                   Securities
, 2003                                                     LLC; Lehman
Ser A                                                      Brothers;
MBIA                                                       Salomon
(Aaa/AAA                                                   Smith
)                                                          Barney; UBS
                                                           PaineWebber
                                                           Inc.; E.J.
                                                           De La Rosa &
                                                           Co., Inc.;
                                                           Prudential
                                                           Securities
                                                           Incorporated
                                                           ; Siebert
                                                           Brandford
                                                           Shank & Co.,
                                                           LLC; U.S.
                                                           Bancorp
                                                           Piper
                                                           Jaffray